SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): March 25, 2003

		PocketSpec Technologies Inc.
                                          ------------------
      (Exact name of registrant as specified in its charter)

               Colorado		0-28789	  84-1461919
          ---------------         -----------------------  	----------------
(State or  other  jurisdiction     (Commission      (IRS Employer
of incorporation)                      File Number)      Identification No.)


               3225 East 2nd Avenue, Denver CO    	80206
               --------------------------------------- 		---------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8020



















						FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable

Item 2.Acquisition or Disposition of Assets.
Not Applicable

Item 3.Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable

Item 5.Other Events
We have completed a financing program. On March 25, 2003, B 7 Brand, LLC, one of our affiliates has loaned us a total of $300,000. This amount is subject to a promissory note which requires monthly installments of $3,750 per month, including principal and interest, with the first installment due and payable April 1, 2003 and continuing on the 1st day of each month until March 25, 2004. There is no prepayment penalty.
We also paid this affiliate a total of $15,000 in discount fees from the proceeds of this loan as additional interest.

Effective March 7, 2003, we had converted a total of $718,560.57 in debt, which includes principal and interest. We issued a total of 10,265,151 common shares in exchange for this debt, which included 9,208,095 common shares to our affiliates.

Item 6.Resignation of Registrant's Directors.
Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits                  Description of Document
             ---------------- --------------------------------------------------

99.1      		Press Release of Registrant, dated March 18, 2003,
          		reporting our plan financing (furnished and not filed herewith solely pursuant to Item 9).





Item 8. Change in Fiscal Year.
Not Applicable

Item 9. Regulation FD Disclosure.
On March 18, 2003, we reported our planned financing activity. A copy of the press release issued by us at that time is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of ours, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.











					   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registranthas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 25, 2003              			PocketSpec Technologies Inc.


                                        		By: /s/ F. Jeffrey Krupka
                                        		(President)









Exhibit 99.1


March 18, 2003  Press Release

Dateline: Denver, Colorado
March 18, 2003

PocketSpec Technologies Inc.SM Announces Negotiations with Military Subcontractor for Chemical and Biological Detection Applications

PocketSpec Technologies Inc. (OTC.BB :"PKSP") announced today that they believe they have applications with their technologies that can determine the presence of deadly biological and chemical hazards through the use of its colorimetric analysis equipment. In fact, the Company further announced that they are in negotiations with a military subcontractor who is in the field of chemical and biological detection instrumentation to develop and market combined technologies of the two companies. Many other commercial applications are contemplated.
Jeff Krupka, the President of PocketSpec said, "The completion this month of a million dollar cash and equity transaction assures our present business plans and allows time to move into the military application with our technologies."

More information on PocketSpec's current business operations can be found at www.pocketspec.com and www.bronzcheck.com or by calling 303.393.8060. Inquire by email to info@pocketspec.com.

Forward-Looking Statements. All statements contained in this press release that are not statements of historical fact constitute "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from historical results or from any future results expressed or implied by such forward-looking statements. Readers are urged to consider statements that include the terms "believe," "belief," "expects," "plans," "anticipates," "intends" or the like to be uncertain and forward-looking. Forward-looking statements also include projections of financial performance, statements regarding management's plans and objectives and statements concerning any assumptions relating to the foregoing.